UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2014

National Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 Hubbard Street

Blacksburg, VA 24060

(Address of principal executive offices)

(540) 951-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 9, 2014, the Board of Directors of National Bankshares, Inc. (the “Company”) adopted an amendment (the “Amendment”) of the Bylaws of the Company. The Amendment became effective immediately on its adoption. The Amendment:

changed the date of the annual meeting of the shareholders from the second Tuesday in April to the second Tuesday in May each year (Article I, Section 1.1).

A copy of the Bylaws, as amended, is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Because the expected date of the 2015 Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2014 annual shareholders’ meeting, the Company has set a new deadline for the receipt of shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2015 Annual Meeting. In order to be considered for inclusion, such proposals must be received in writing by the Company before the close of business on December 8, 2014 and delivered to the Company’s President at the Company’s principal executive offices located at 101 Hubbard Street, Blacksburg, Virginia 24060, or mailed to P.O. Box 90002, Blacksburg, Virginia, 24062-9002.

Proposals must also comply with the applicable requirements of Rule 14a-8 of the Exchange Act regarding the inclusion of shareholder proposals in Company-sponsored proxy materials and other applicable laws. The December 8, 2014 deadline will also apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act.

Additionally, in order for a shareholder to bring business before the 2015 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a director, it must provide timely notice within the applicable time period set forth in the advance notice provisions of the Company’s Bylaws (the “Bylaws”). The Bylaws provide that the President of the Company must receive written notice at the principal executive offices of the Company no less than 60 days (March 11, 2015) nor more than 90 days (February 10, 2015) prior to the date of the 2015 Annual Meeting. Such notice must be delivered to the Company’s President at the Company’s principal executive offices located at 101 Hubbard Street, Blacksburg, Virginia 24060, or mailed to P.O. Box 90002, Blacksburg, Virginia, 24062-9002.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

3.2 Bylaws of National Bankshares Inc., as amended effective July 9, 2014.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date: July 9, 2014

By: /s/ JAMES G. RAKES
James G. Rakes Chairman President and CEO

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